Exhibit 10.1

Execution version

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 22, 2019, is made between GALAXY GAMING, INC., a Nevada corporation (the “Borrower”), and ZIONS BANCORPORATION, N.A. dba NEVADA STATE BANK, a Nevada
state banking corporation (the “Lender”).

RECITALS

A.           The Lender and the Borrower entered into a Credit Agreement, dated as of April 24, 2018 (as amended, restated, or otherwise modified, the “Credit Agreement”), pursuant to which the Lender agreed to extend credit to the Borrower.

B.           The Borrower desires to amend certain provisions of the Credit Agreement, and the Lender has agreed to make such amendments, subject to the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows.

Section 1.            Capitalized Terms. Capitalized terms not defined shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

Section 2.            Amendments to Credit Agreement and other Loan Documents.

2.1         Global Amendment. The Credit Agreement and the other Loan Documents are hereby globally amended as follows: All references to “Lender” or “Nevada State Bank” are hereby globally amended to constitute references to Zions Bancorporation, N.A. dba Nevada State Bank.

2.2         Amendments to Credit Agreement.

Section 1.1 (Definitions). Section 1.1 of the Credit Agreement is amended by adding or amending and restating, as applicable, in its entirety the following definition to read as follows.

“Revolving Loan Maturity Date”: The earliest of (a) the third anniversary of the Closing Date, (b) the date on which the Revolving Commitments are terminated pursuant to Section 7.2, and (c) the date on which the Revolving Commitments are reduced to zero or terminated pursuant to Section 2.7.

Section 3.            Effectiveness of Amendments. This Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

3.1         Documents. The Lender shall have received the following:

(a)          This Amendment executed by a duly authorized officer of the Borrower.

(b)         A secretary’s certificate for the Borrower certifying as of the date of this Amendment (i) that there has been no change to the Articles of Incorporation of the Borrower from the copy of such Articles of Incorporation and all amendments thereto delivered to the Lender with a secretary’s certificate of the Borrower, dated April 24, 2018, or if there has been a change thereto, certifying to a copy thereof and all amendments thereto, (ii) that there has been no change to the Amended and Restated By-Laws of the Borrower from the copy of such Amended and Restated By-Laws and all amendments thereto delivered to the Lender with a secretary’s certificate of the Borrower, dated April 24, 2018, or if there has been a change thereto, certifying to a copy thereof and all amendments thereto, and (iii) to the names and titles and bearing the signatures of the officers of the Borrower authorized to execute this Amendment and any other agreement, instrument, or document (together with this Amendment, the “Amendment Documents”) and to request Loans.

(c)          A certificate of good standing for the Borrower in the jurisdiction of its incorporation, certified by the appropriate governmental officials as of a date not more than 30 days prior to the date hereof.

3.2         Fees and Expenses. The Lender shall have received all fees and other amounts due and payable by the Borrower on or prior to the date hereof, including the reasonable fees and expenses of counsel to the Lender payable pursuant to Section 8.2 of the Credit Agreement.

3.3         Other Matters. All corporate and legal proceedings relating to the Borrower and all instruments and agreements in connection with the transactions contemplated by this Amendment shall be satisfactory in scope, form and substance to the Lender and its counsel, and the Lender shall have received all information and copies of all documents including records of corporate proceedings, as the Lender or its counsel may reasonably have requested in connection therewith, such documents where appropriate to be certified by proper corporate or governmental authorities.

Section 4.            Representations, Warranties, Authority.

4.1         Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment all of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects as of the date hereof as though made on and as of such date, except (i) for changes permitted by the terms of the Credit Agreement as amended by this Amendment and (ii) to the extent such representation or warranty relates to an earlier specified date, in which case such representation or warranty is reaffirmed as true and correct in all material respects as to such date and there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been cured or waived by the Lender.

4.2         Authority, No Conflict, No Consent Required, Enforceability. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into this Amendment and has duly authorized as appropriate the execution and delivery of the Amendment Documents by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower’s Articles of Incorporation, Bylaws or any other agreement or requirement of law, or results in the imposition of any lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Lender. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except (a) for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Lender and (b) for those which the Borrower will make, obtain or provide upon the consummation of this Amendment and as to which the Borrower will promptly deliver certified copies of documents evidencing each such action to the Lender. The Borrower represents and warrants that the Amendment Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors’ rights generally and subject to limitations on the availability of equitable remedies.

4.3         No Adverse Claim. The Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Lender with respect to the obligations.

Section 5.            Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Lender and the Borrower each acknowledge and affirm that the Credit Agreement, as amended hereby, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement and the other Loan Documents, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended hereby. The Borrower confirms to the Lender that the Obligations are and continue to be secured by the security interest granted by the Borrower in favor of the Lender under the Security Agreement and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such document and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

Section 6.            Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof and thereof.

Section 7.            Severability. Whenever possible, each provision of this Amendment and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

Section 8.            Successors. This Amendment shall be binding upon the Borrower, the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower, and the Lender and their successors and assigns.

Section 9.            Legal Expenses. As provided in Section 8.2 of the Credit Agreement, the Borrower agrees to reimburse the Lender upon demand for all reasonable out-of-pocket expenses (including filing and recording costs and fees, charges and disbursements of outside counsel to the Lender) incurred in connection with the negotiation, preparation, enforcement and collection of this Amendment and all other documents negotiated and prepared in connection with this Amendment.

Section 10.          Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

Section 11.          Counterparts. This Amendment may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and any party to this Amendment may execute any such agreement by executing a counterpart of such agreement.

Section 12.          Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEVADA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF.

Section 13.          Acknowledgement and Release. IN ORDER TO INDUCE THE LENDER TO ENTER INTO THIS AMENDMENT, THE BORROWER: (A) REPRESENTS AND WARRANTS TO THE LENDER THAT NO EVENTS HAVE TAKEN PLACE AND NO CIRCUMSTANCES EXIST AT THE DATE HEREOF WHICH WOULD GIVE THE BORROWER THE RIGHT TO ASSERT A DEFENSE, OFFSET OR COUNTERCLAIM TO ANY CLAIM BY THE LENDER FOR PAYMENT OF THE OBLIGATIONS; AND (B) HEREBY RELEASES AND FOREVER DISCHARGES THE LENDER AND ITS SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES AND PARTICIPANTS FROM ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, PROCEEDINGS, DEBTS, SUMS OF MONEY, COVENANTS, CONTRACTS, CONTROVERSIES, CLAIMS AND DEMANDS, AT LAW OR IN EQUITY, WHICH THE BORROWER EVER HAD OR NOW HAS AGAINST THE LENDER OR ANY OF ITS SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR PARTICIPANTS BY VIRTUE OF THEIR RELATIONSHIP TO THE BORROWER IN CONNECTION WITH THIS AMENDMENT, THE CREDIT AGREEMENT, THE LOAN DOCUMENTS AND TRANSACTIONS RELATED THERETO.

***

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

BORROWER:

GALAXY GAMING, INC.

By	/s/ Harry C. Hagerty
Name:	Harry C. Hagerty
Title:	CFO

First Amendment to Credit Agreement

LENDER:

ZIONS BANCORPORATION, N.A. DBA NEVADA STATE BANK

By:	/s/ Jamie Gazza
Name:	Jamie Gazza
Title:	Vice President

First Amendment to Credit Agreement